EXHIBIT 10.11

FORM OF
EXTENSION OF PROMISSORY NOTE

ALPHA ENGINES CORPORATION

   21st Century Detonation Cycle Gas Turbines

August 11, 2004

Mr. Michael Rouse
Chairman & CEO

Turbine Truck Engines, Inc.
1200 Flightline Blvd., Suite 5
Deland, Florida 32724

Re: Promissory Note dated July 22, 2002 in the Principal Amount $250,000

Dear Mike:

We hereby extend said Promissory Note due date to August 23, 2005 or payable immediately on completion of your SB-2 Public Stock Offering.

/s/ Robert L. Scragg Robert L. Scragg, President Alpha Engines Corporation	/s/Barbara J. Scragg Barbara J. Scragg, Secretary/Treasurer Alpha Engines Corporation

Post Office Box 350279, Palm Coast, Florida 32135-0279
Telephone & Fax (386) 437-8404